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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report June 18, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                                      59-2663954
  -------------------------------                    ------------------
  (State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                     Identification No.)


2200 Old Germantown Road, Delray Beach, Florida            33445

(Address of principal executive offices)                 (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former Name or Former Address, If Changed Since Last Report: N/A



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ITEM 5.  OTHER EVENTS

On May 10, 2001, Office Depot, Inc. (the "Company") completed and closed on a renewal of a 364-day unsecured revolving credit bank facility, providing credit availabilty in the principal amount of $255 million, with the following banks:
Bank One, N.A., BNP Paribas, Citibank, N.A., First Union National Bank, Fleet National Bank, The Royal Bank of Scotland, Suntrust Bank and Wells Fargo Bank N.A.. The credit facility is available for borrowings for general corporate purposes.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  June 18, 2001                        By: /s/ David C. Fannin
                                                --------------------------------
                                            David C. Fannin
                                            Executive Vice President and
                                            General Counsel












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